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                                                                    Exhibit 10.4

                                 BANCTEC, INC.
                          DEFERRED COMPENSATION PLAN

                     Originally Effective January 1, 1987
               (Restated November 1, 1995 and February 20, 1997)

Preamble
--------

           This Plan is an unfunded deferred compensation arrangement maintained primarily for a select group of management and other highly compensated personnel, and all rights thereunder shall be governed by and construed in accordance with the laws of the State of Texas to the degree not preempted by the Employee Retirement Security Act of 1974, as amended ("ERISA").

                                   ARTICLE I

                                  Definitions
                                  -----------

Section 1.01.
------------

           "Account" means the account established pursuant to Section 4.01 for each Participant.

           "BancTec" means BancTec, Inc., a Delaware corporation, and its corporate successors.

           "Board" means the Board of Directors of BancTec, Inc.

           "Change of Control" means a change of control as defined in the Trust.

           "Committee" means the Deferred Compensation Plan Committee. The Committee shall consist of the Chief Executive Officer, the Chief Financial Officer, the General Counsel and the head of the Human Resources Department, or such other persons as the Board may appoint from time to time.

           "Deferral Election Form" means the form through which a Participant elects to defer compensation hereunder, as provided in Section 2.04.

           "Deferred Obligation" means the total amount of BancTec's liability for payment of benefits under the Plan.

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        "Disability" means mental or physical disability of at least six months which prevents a Participant from engaging in the principal duties of his employment.

        "Employer Contributions" means the contributions made by BancTec pursuant to Section 3.01, as adjusted for earnings and losses.

        "Investment Fund(s)" mean the funds established by the Committee pursuant to Section 3.03 into which amounts deferred (including Employer Contributions) hereunder shall be invested.

        "Participant" means an employee of BancTec or of a Subsidiary, designated by the Committee for participation in the benefits of the Plan, or a person who was such at the time of his Retirement, death, disability, or termination and who retains, or whose beneficiaries obtain benefits under the Plan in accordance with its terms.

        "Payment Schedule" means the payment schedule defined in the Trust.

           "Plan" means the BancTec, Inc. Deferred Compensation Plan as it may be amended from time to time.

           "Plan Year" means the calendar year.

           "Retirement" means termination of service with BancTec or a subsidiary at or after attaining age 65.

           "Subsidiary" means a company subject to the laws of the United States of which BancTec owns, directly or indirectly, at least a majority of the shares having voting power in the election of directors.

           "Trust" means the trust established pursuant to Section 4.03(b).

           "Trustee" means the trustee of the Trust.

                                  ARTICLE II

         Designation of Participants, Participant's Deferral Election,
         ------------------------------------------------------------
                        and Minimum Allowable Deferral
                        ------------------------------

Section 2.01.
------------

           The Committee shall meet at least once in each Plan Year and irrevocably specify:

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           (a)  The salary grade of the employees who shall be entitled to participate in the Plan for the subsequent Plan Year; and

           (b)  The minimum allowable deferral amount for the subsequent Plan
                Year.

Section 2.02.
------------

           In specifying the names of the eligible employees the Committee may divide them into groups, and specify different minimum deferred amounts for each group, provided that each employee entitled to participate in the Plan shall be part of a "select group of management or highly compensated employees" within the meaning of ERISA.

Section 2.03.
------------

           Except as provided in Section 2.04, payment of the amount deferred by a Participant (as adjusted for earnings and losses) shall be deferred until such Participant's Retirement, termination of employment, disability, or death, or in the event of an emergency or necessity, as hereinafter provided.

Section 2.04.
------------

           Prior to the commencement of each Plan Year, a Participant may elect, on a form provided by the Committee ("Deferral Election Form"), to defer salary, commissions, or bonus payments for services attributable to the following Plan Year, subject to such rules and limitations as the Committee may determine. The Deferral Election Form shall specify the time when and form in which the deferred amounts (as adjusted for earnings and losses) shall be paid to the Participant. Each Deferral Election Form shall be in writing, signed by the Participant and delivered to the Committee prior to the commencement of the Plan Year for which it applies.

Section 2.05.
------------

           For any Plan Year, the minimum allowable deferral for a Participant shall be established by the Committee pursuant to Section 2.01 hereof. The determination that the deferral election of the Participant meets this minimum amount shall be made by the Committee prior to the commencement of said Plan Year. The determination by the Committee on this matter shall be final.

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                                  ARTICLE III

                            Employer Contributions
                            ----------------------

Section 3.01.
------------

           In addition to the Participant's deferrals made pursuant to Article II, BancTec may, at any time, make such contributions to the Trust for the Plan as it deems appropriate, in its complete discretion, on behalf of any Participant specified by the Board ("Employer Contributions").

Section 3.02.
------------

           A Participant shall vest in any Employer Contributions made on behalf of the Participant under the following vesting schedule: one-third of any Employer Contributions shall vest immediately upon its contribution to the Trust; one-third shall vest on the first anniversary of the contribution; and one-third shall vest on the second anniversary of the contribution.

Section 3.03.
------------

           Notwithstanding the vesting schedule set forth in Section 3.02, a Participant who is terminated for cause (as determined by the Committee in its complete discretion) or who voluntarily terminates employment with BancTec prior to Retirement, shall forfeit all unvested Employer Contributions. A Participant who is involuntarily terminated from employment by BancTec, but not for cause (as determined by the Committee in its complete discretion), or who terminates employment from BancTec upon Retirement, shall become 100% vested in all Employer Contributions.

Section 3.04.
------------

           Notwithstanding the vesting schedule set forth in Section 3.02, a Participant shall become 100% vested in all Employer Contributions upon a Change of Control, the Participant's death, or the Participant's disability.

Section 3.05.
------------

           All Employer Contributions will be distributed to a Participant at age 62 or upon Retirement, whichever is later. Upon a Change of Control, all Employer Contributions will be immediately distributed.

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                                  ARTICLE IV

                        Future Payments and Investments
                        -------------------------------

Section 4.01.
------------

        The Committee shall cause an Account(s) to be kept in the name of each Participant and each beneficiary of a deceased Participant which shall reflect the value of the deferred amounts and Employer Contributions, including any earnings or losses on the deferred amount and Employer Contributions.

Section 4.02.
------------

        Until and except to the extent that Accounts hereunder are distributed to the Participants or beneficiaries from time to time in accordance with orders of the Committee, the interest of each Participant and beneficiary therein shall be the interest of a general creditor of BancTec or the Subsidiaries. Title to and beneficial ownership of any assets, whether cash or investments, which BancTec may set aside or earmark to meet its Deferred Obligation hereunder, shall at all times remain in BancTec or the Trustee, and no Participant or beneficiary shall under any circumstances acquire any property interest in any specific assets of BancTec. The benefits provided under the Plan (and the related Trust) shall be unfunded for tax purposes and for purposes of Title I of ERISA.

Section 4.03.
------------

        (a) In order to meet its Deferred Obligation hereunder, BancTec shall each payroll period set aside or earmark funds in an amount equal to the total amounts deferred for such period under Article II. BancTec shall also set aside or earmark funds the Board periodically determines as Employer Contributions under Article III.

        (b) Funds set aside or earmarked to meet BancTec's Deferred Obligation hereunder shall be deposited in a trust established solely for this purpose (the "Trust").

        (c) The Committee shall, in its sole discretion, establish "Investment Fund(s)" within the Trust which fund(s) may invest in stock, bonds, other securities, certificates of deposit, commercial paper, bank accounts, or such other financial instruments as the Committee deems appropriate; provided, however, that no fund shall invest primarily in any securities of BancTec. In the exercise of the foregoing discretionary

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               investment powers, the Committee may engage investment counsel, which may be the Trustee, and, if it so desires, may delegate to such counsel full or limited authority to select the securities in which the funds are to be invested. The cost of any such service shall be charged as an expense of administering the Plan and paid as provided in Section 5.01.

        (d) Each Participant shall recommend, on a form provided by the Committee, the Investment Fund(s) into which his or her Account is to be invested.

        (e) Subject to all of the other provisions herein contained, and any special rules adopted by the Committee with respect to certain Investment Fund(s) which, by their nature, require special treatment or are subject to particular restrictions, each Participant may recommend once per Plan Year, by following the procedure established by the Committee, to have all or a part of his or her Account transferred to any one or more other Investment Fund(s) to take effect as soon as administratively possible. Notwithstanding a Participant's recommendations, each Participant's Account shall be invested at the complete discretion of the Committee.

Section 4.04.
------------

        Except as provided in Section 3.05, the Committee shall from time to time determine the time and manner of making distributions of benefits in case of Retirement, termination, disability, or death of a Participant, or in the event of an emergency or necessity affecting the personal or family affairs of any Participant or beneficiary of a deceased Participant by such methods as it shall find appropriate. Commencement of distribution in each case may be deferred by the Committee, but not beyond the date specified by the Participant on the Deferral Election Form or, if none is specified, one year after the Retirement, disability, or death of the Participant or, in the case of a Participant who shall have terminated employment, not beyond one year after the effective date of such termination. In case of a Participant's death before distribution is completed, the Account balance may be distributed in a lump sum or on an installment basis as the Committee may determine.

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Section 4.05.
------------

        Each Participant shall have the right to designate beneficiaries who are to succeed to his or her right to receive future payments hereunder in the event of his or her death. If a married Participant's spouse is not named as principal beneficiary, written consent of the spouse is required to any other beneficiary designation. In case of a failure of designation or the death of a designated beneficiary without a designated successor, distribution shall be made to the Participant's estate. No designation of beneficiaries shall be valid unless made in writing signed by the Participant, dated, and filed with the Committee. Beneficiaries may be changed without the consent of any prior beneficiaries with the exception of Participant's spouse. The last valid beneficiary designation filed with the Committee shall control.

Section 4.06.
------------

        If a Participant has an unforeseeable emergency, caused by an event beyond the Participant's control, that would result in severe financial hardship to the Participant if a withdrawal of funds were not allowed hereunder, then the Committee may allow an early withdrawal from the Participant's Account hereunder, but only to the extent reasonably necessary to satisfy the emergency, as determined by the Committee in its complete discretion.

Section 4.07.
------------

        As soon as practicable following a Change of Control, the Trustee shall make a lump sum payment to each Participant (subject to applicable tax withholding requirements) in an amount determined pursuant to the last Payment Schedule sent to the Trustee by the Committee prior to the Change of Control. Such Payment Schedule shall be adjusted (if necessary) by the Trustee to reflect any contributions, distributions, earnings or losses with respect to the Accounts since the Payment Schedule was sent.

Section 4.08.
------------

        Nothing contained herein shall be deemed to create any fiduciary relationship between BancTec and any Participant. To the extent that any person has a right to receive payments from BancTec under this Plan, such right shall be no greater than the right of any unsecured general creditor of BancTec in the event of bankruptcy.

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                                   ARTICLE V

                                Administration
                                --------------

Section 5.01.
------------

        The books and records to be maintained for the purpose of the Plan shall be maintained by the officers and employees of BancTec or such other persons designated from time to time by the Committee at BancTec's expense and subject to the supervision and control of the Committee. As soon as practicable following the end of each Plan Year, the Committee shall prepare and deliver a Payment Schedule to the Trustee. The Committee may also prepare and deliver a Payment Schedule to the Trustee at any other time in its complete discretion. All expenses of administering the Plan, shall be paid by BancTec.

Section 5.02.
------------

        To the extent permitted by law, the right of any Participant or any beneficiary to any payment hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Participant or beneficiary; and any such benefit or payment shall not be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.

Section 5.03.
------------

        No member of the Board or of the Committee and no officer or employee of the Company shall be liable to any person for any action taken or omitted in connection with the administration of this Plan unless attributable to his own fraud or wilful misconduct; nor shall BancTec be liable to any person for any such action unless attributable to fraud or wilful misconduct on the part of a director, officer or employee of BancTec.

Section 5.04.
------------

        The Committee shall have such powers as may be necessary and appropriate to discharge its duties hereunder and shall have the complete power and discretion to construe and interpret the Plan, to determine eligibility for benefits hereunder, to resolve any disputes with respect to benefits under the Plan, and to give directions to the Trustee.

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                                  ARTICLE VI

                               Amendment of Plan
                               -----------------
Section 6.01.
------------

        The Plan may be amended in whole or in part from time to time by the Committee, subject to approval of the Board, but shall not reduce the benefit to which any Participant has become entitled as of the date of the amendment or a Participant's right to receive benefits existing on the date of the amendment.

Section 6.02.
------------

        Notice of every such amendment shall be given in writing to each Participant and beneficiary of a deceased Participant.

                                  ARTICLE VII

                                     Term
                                     ----

Section 7.01.
------------

        The Plan shall commence on January 1, 1987 and continue for each Plan Year thereafter until terminated by the Board.

Section 7.02.
------------

        Upon the termination of the Plan, all amounts still remaining in the Trust shall be paid in accordance with the Plan or the Participant's Deferral Election Form as the case may be.

                                 ARTICLE VIII

                           Miscellaneous Provisions
                           ------------------------
Section 8.01.
------------

        Nothing in this Plan shall be construed as a contract for employment or as providing a right of any employee to continued employment with BancTec, or as a limitation on the right of BancTec to discharge any employee, with or without cause.

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        IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the restatement of the BancTec, Inc. Deferred Compensation Plan, BancTec hereby executes this document, effective as of the 20th day of February, 1997.

                                                  BANCTEC, INC.


                                                  By /s/ Tod V. Mongan
                                                    ------------------------
                                                  Name:  Tod V. Mongan

                                                  Title: Senior Vice President




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